Flux Power Holdings, Inc . www.fluxpwr.com OTCQB: FLUX “Innovative lithium energy storage solutions” Corporate Presentation – June 2014

2 Forward Looking Statements: This presentation contains forward - looking statements . All statements other than statements of historical fact contained in this presentation, including statements as to the Company’s future results of operations and financial position, planned products and services, business strategy and plans and objectives of management for future operations, are forward - looking statements . These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “aims,” “ predicts,” ”potential ,” “seeks,” attempts,” “ poised“ or “continues” or the negative of these terms or other similar words . These statements are only predictions . The Company has based these forward - looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations . Also, these forward - looking statements represent the Company’s estimates and assumptions only as of the date of this presentation . The Company assumes no obligation to update any forward - looking statements after the date of this presentation . This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness . In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company . S AFE H ARBOR L ANGUAGE

FLUX POWER OVERVIEW

- **Pioneering Lithium Energy Batteries for Industrial Applications**
  - Superior performance & lower total cost; 5-year warranty
  - Replaces lead-acid batteries; enables new technologies
- **Advanced Technology & Design, Scalable Assembly, Proven Performance**
  - Proprietary Flux Battery Management Systems (BMS)
  - Patented, state-of-the-art technology
- **Principal Markets**
  - **Motive Power** (Lifts, Forklifts Tug & Tow + Robotics)
  - **Portable Power** (for Solar, Military & Entertainment field use)
  - **Stationary grid** (for Utilities & Large Industrial Civic Applications
  - KleenSpeed Merger Supports Current & Future Market Opportunities
- **Market price beginning to recognize initial customer response**

Date	Share Price	52-Week Range	Basic Shares	Market Cap
6/18/14	$0.32	$0.03 - $0.60	93.3M	$29.86M

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Market Overview Lithium - Ion battery market projected to double in size to $23B* in 2016 vs. 2012 • Industrial demand projected to grow even faster - from $4B to $11B* • Growth driven by performance and cost advantages + new applications • Moving from lower power, single - cells to far larger multi - cell solutions Flux Advantage Flux’s battery management system (BMS) is the “secret sauce” for combining multiple cells into efficient, new large - scale storage solutions • BMS monitors, balances, manages & optimizes cell performance, delivering: • Longer run times, extended battery life & enhanced safety via real - time monitoring • Patented technology and customer focus drive continual product improvements and features; and Flux offers a 5 - year warranty • Flux also brings extensive application engineering expertise and assembly capabilities to commercialize products L I - ION B ATTERIES P OISED FOR R APID G ROWTH 4 *Frost & Sullivan “Global Lithium - Ion Battery Forecast, February 2013

L ITHIUM - I ON S UBSTANTIALLY O UTPERFORMS L EAD - ACID 5 29’’ X 19’’

6 F LUX B ATTERY P ACKS O UTLAST : Longer Lifespan • Lead - acid lasts 500 cycles (charge/discharge) under typical usage • Lithium lasts >2000 cycles under similar conditions Longer Runtime • Delivers up to 25% longer run time than lead - acid with identical amp - hour ratings

7 F LUX B ATTERY P ACKS OUTPERFORM : More Power • Lithium provides higher operating power throughout discharge vs. lead - acid • This means performance starts high and stays high More Uptime • Does not need a rest period like lead - acid • D oubles uptime so fewer batteries are needed for 24/7 shifts

8 L OWER C OST OF O WNERSHIP A FTER 5 Y EARS Typical Lead - Acid Flux LiFT Pack Battery 1 Battery 3 Battery 2 Flux Lithium vs. Lead Acid* Over 5 - Year Period: 1 Flux battery needed 3 Lead - Acid batteries needed No maintenance costs Regular Maintenance Required Results in total cost of ownership savings up to 75% over 5 years *Reflects relative costs depending on make and model

T ARGETING L ARGE , U NTAPPED M ARKETS 9 Industrial Motive Power Lithium packs for lead - acid replacement & new applications: • Lift Equipment (forklifts) starting with Class III Lifts “Walkies” via Flux LiFT Packs • Tug & pull equipment • Robotics for mining & civil constructio n Portable Power Quiet, clean, reliable power source that replaces generators/fuel for: • Military Field Operations • On - Location Entertainment Production • Events & other remote applications Stationary Power • Solar and Wind Farm Storage for Utilities • Pursuing Partnerships with Grid I ntegrators

Flux is early entrant in major markets still using legacy battery technology Segment Battery Replacement Units/Year New Equipment Sales/Year Total Unit Potential/ Year Average Selling Price Market Opportunity Class III Lifts “Walkies” 120k 60k 1 180k $3.6k $648M Class I Forklift: Rider Trucks 60k 30k 1 90k $9k $810M Other Motive Power Markets n/a n/a n/a $4k - $50k n/a Portable Power n/a n/a n/a $3k - 10k n/a Stationary Power / Grid Storage: n/a n/a n/a $100k + $14B 2 10 1 World Industrial Truck Statistics (WITS), 2011 Shipments 2 Lux Research, Oracle Capital Estimates

Distribution Partners in 4 States 1 st Half FY 2014 EXPANDING LIFT PACK DISTRIBUTION States where Flux has shipped P acks to distribution partners and end users for evaluation, marketing and/or sale. Distribution Partners in 18 States 2 nd Half FY 2014

SALES LAUNCH GATHERS MOMENTUM 12 Pilot & Beta Launch $0 $50 $100 $150 $200 Q1'14 Q2'14 Q3'14 Q4'14E Net Sales Revenue Soft Launch Launch ($000’s) (Estimated)

GROWTH OPPORTUNITIES



Electric Street Sweeper *



Class 1: Electric Motor Trucks



Motive Power
- Larger "*Class 1*" Electric Motor Trucks or "forklifts"
  - Higher ASP; targeting rollout late 2015
- Airport baggage handling and maintenance equipment & electric parking meter vehicles
- Robotics: Custom packs for underground/marine/air use

Stationary Power
- Large scale storage solutions for backup, emergency & peak shaving
- "Monetizing" the grid utilizing KleenSpeed technology

Asian Markets
- Leverage supply relationships in lithium development
- Potential to realize cost savings via outsourcing battery manufacturing

Overseas Distribution
- Expand sales opportunities by via in-country partners

Specialty electric vehicle market
- Leverage Flux / KleenSpeed technology & market success
- High performance capabilities

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F LUX P OWER L EADERSHIP • Ron Dutt, CEO, Acting CFO, Director – 25+ years in strategic and financial management with record of delivering growth and leading through transitions, including DHL, Ford Motor Company, Visa, Directed Electronics, Fritz Co.'s and SOLA Int’l - from early stage to >$1B in revenues. BS chemistry - U. North Carolina; MBA Finance - U. Washington . • Kerri Taylor, Director Business Development – 15 + years product planning, development, sales and distribution at companies including Solatube International, BakBone Software and Tadpole Technology . • Anthony Kelly, Director Sales and Marketing – 20+ years sales and marketing in corporations and startups including Carl Zeiss Vision, SOLA International, Everyone Counts, and Bulletin Wireless. • Paulus Geantil, Director Engineering – 15+ years engineering experience in advanced robotics, firmware, and software at companies including Quantum Design, Energy Science Labs, and Aptera Motors . • Timothy Collins — Executive Chairman: Entrepreneur / investment banker who founded several startups, managed IPOs and financings of disruptive technology companies. Founder and President of KleenSpeed Technologies, Inc. CEO of Security Research Associates, SF - based emerging growth and clean tech Investment Bank. 45 years success identifying, funding, leading new - paradigm technology, energy & resource companies while also leading specialty investment banks . • Chris Anthony, Director – Entrepreneur & co - founder/former COO of EV pioneer, Aptera Motors and founder of Epic Boats, a top - four wake boat brand. B.S. Finance - U . North Carolina . • Michael Johnson, Director – CEO of Esenjay Petroleum Corp. since 2002; broad experience building companies. • James Gevarges, Director – CEO, President and co - founder of LHV Power Corp. Also President & CEO of Current Ways, Inc. founded 2010. B.S. electrical engineering - Louisiana State U . 14

15 Well Positioned for Rapid Growth of Lithium Energy Storage Market – Performance Advantages, Limited Competition; Scalable Business Model – Strong leadership with focused plan and financial discipline Proven, Proprietary Technology, Design and Integration – Patented technology & BMS delivering strong performance & value – Application engineering to commercialize market - ready products – Success launching products and building strong customer relationships – 5 - year warranty Customers , Distributors, Dealers & OEMs Showing Very Strong Interest – “Walkie” LiFT Pack Approved by Toyota Materials Handling, #1 OEM globally – LiFT Packs in testing at over 16 locations • Global beverage, grocery & manufacturing firms – Growing base of distributor & dealer interest reaching 18 states. – Working to expand approvals into additional top OEMs Successful Product Introduction/Launch and Gaining Momentum P ROGRESS OF F LUX P OWER

WHAT'S BEING SAID ABOUT FLUX POWER

"Toyota sees lithium-ion batteries as viable and in demand now. We're pleased the Flux LiFT-24V-TRW battery pack testing went well." - ***Toyota Material Handling***

"Flux's LiFT pack provided us with a great opportunity to offer our customer a solution and enabled us to stand out from the competition." - ***Sue Herron, Sales Manager of Southwest Material Handling***

"Flux's portable power packs provide performance, reliability, extended life and durability that meet the needs of today's advanced military equipment." - ***Carl Pates, VP of Engineering of HDT***

"The prospect of improved performance, customer satisfaction and a lower cost of ownership from lithium storage packs is a win-win for our customers" - ***Bob Fisher, President of Wesley International***

"We chose Flux for their technical expertise and responsiveness to our unique design needs for run time, charge time and hazardous environment requirements." - ***Greg Baiden, Chairman and Chief Technology Officer of Penguin ASI***

"The benefits of the Flux battery technology, in terms of size, capacity and safety, should enable better operating performance." - ***Hector Cerda, Project Manager of Emerging Technologies – Codelco***


NEWS

Flux Power receives approval to sell its 24 Volt LiFT Pack lithium battery for Class III Toyota "walkie" lift trucks (forklifts). - **February 11th 2014**

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“Innovative lithium energy storage solutions… creating value for Flux customers, partners & shareholders…” www.FLUXpwr.com Investor Contact: Eric Lentini Catalyst Global 212 924 9800 flux@catalyst - ir.com OTCQB: FLUX